Exhibit 99.2
Blucora, Inc.
Supplemental Information
June 30, 2016

Blucora Consolidated Financial Results (1)

	2014		2015						2016
(in thousands except %s and per share amounts, rounding differences may exist)	FY 12/31		1Q	2Q	3Q	4Q	FY 12/31		1Q	2Q
	pro forma		pro forma	pro forma	pro forma	pro forma	pro forma		as reported	as reported
Segment revenue:
Wealth Management (1)	$304,854		$76,795	$80,834	$79,977	$82,133	$319,739		$77,291	$76,117
Tax Preparation (2)	103,719		81,068	30,900	2,875	2,865	117,708		88,474	43,991
Total	$408,573		$157,863	$111,734	$82,852	$84,998	$437,447		$165,765	$120,108
Segment income (loss): (3)
Wealth Management (1)	$40,314		$8,647	$10,617	$11,488	$12,245	$42,997		$10,906	$9,924
Tax Preparation (2)	49,696		44,145	19,890	(2,542)	(4,509)	56,984		47,573	29,796
Total	$90,010		$52,792	$30,507	$8,946	$7,736	$99,981		$58,479	$39,720
Segment income (loss) % of revenue:
Wealth Management (1)	13%		11%	13%	14%	15%	13%		14%	13%
Tax Preparation (2)	48%		54%	64%	(88)%	(157)%	48%		54%	68%
Total	22%		33%	27%	11%	9%	23%		35%	33%
Unallocated corporate operating expenses (3)	$14,235		$4,376	$4,662	$4,433	$4,279	$17,750		$4,699	$4,460
Adjusted EBITDA	$75,775		$48,416	$25,845	$4,513	$3,457	$82,231		$53,780	$35,260
Other unallocated operating expenses: (3)
Stock-based compensation (4)	$13,591		$2,889	$3,289	$3,379	$4,034	$13,591		$4,229	$3,023
Depreciation	3,972		1,144	1,133	1,168	1,168	4,613		1,122	1,127
Amortization of acquired intangible assets (4)	40,740		10,185	10,185	10,243	10,238	40,851		8,983	8,365
Acquisition-related costs	—		—	—	—	—	—		—	391
Operating income (loss)	$17,472		$34,198	$11,238	$(10,277)	$(11,983)	$23,176		$39,446	$22,354
Unallocated other income/loss: (3)
Interest income	$(355)		$(122)	$(138)	$(170)	$(179)	$(609)		$(25)	$(11)
Interest expense (5)	37,034		9,224	9,220	9,298	9,317	37,059		9,191	8,381
Amortization of debt issuance costs (5)	1,753		454	467	482	491	1,894		610	417
Accretion of debt discounts (5)	4,525		1,178	1,207	1,235	1,260	4,880		1,406	1,094
(Gain) loss on debt extinguishment and modification expense (6)	—		—	—	—	—	—		(3,843)	997
Other (income) loss, net	(285)		(487)	(308)	(214)	(281)	(1,290)		175	38
Total	$42,672		$10,247	$10,448	$10,631	$10,608	$41,934		$7,514	$10,916
Income (loss) from continuing operations before income taxes	$(25,200)		$23,951	$790	$(20,908)	$(22,591)	$(18,758)		$31,932	$11,438
Income tax (benefit) expense: (3) (7)
Cash	$2,200		$550	$550	$550	$550	$2,200		$1,064	$600
Non-cash (8)	(11,902)		8,671	(245)	(8,600)	(9,248)	(9,422)		10,579	5,193
Total	$(9,702)		$9,221	$305	$(8,050)	$(8,698)	$(7,222)		$11,643	$5,793
GAAP income (loss) from continuing operations (9)	$(15,498)		$14,730	$485	$(12,858)	$(13,893)	$(11,536)		$20,289	$5,645
GAAP income (loss) from continuing operations per share - diluted	$(0.37)		$0.35	$0.01	$(0.31)	$(0.34)	$(0.28)		$0.48	$0.13

GAAP discontinued operations, net of income taxes (10)	$(30,003)		$3,685	$1,840	$1,597	$(34,470)	$(27,348)		$2,522	$(19,975)
GAAP impact of noncontrolling interests (9)	—		—	—	—	—	—		(144)	(115)
GAAP net income (loss) attributable to Blucora, Inc.	$(45,501)		$18,415	$2,325	$(11,261)	$(48,363)	$(38,884)		$22,667	$(14,445)

Non-GAAP net income (loss)	$30,125		$37,315	$14,572	$(6,961)	$(7,976)	$36,950		$39,286	$23,424
Non-GAAP net income (loss) per share - diluted	$0.70	(11)	$0.89	$0.35	$(0.17)	$(0.19)	$0.88	(12)	$0.94	$0.55

Outstanding Shares	40,882		40,851	40,944	40,951	40,954	40,954		41,245	41,495
Basic shares - GAAP	41,396		40,987	40,918	40,950	40,979	40,959		41,171	41,405
Diluted shares - GAAP	41,396		41,899	41,936	40,950	40,979	40,959		41,610	42,298
Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2)	As a highly seasonal business, almost all of the Tax Preparation revenue is generated in the first four months of the calendar year.

(3)
We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, depreciation, amortization of acquired intangible assets, acquisition-related costs, other income/loss, or income taxes to the reportable segments.  The general and administrative costs are included in "Unallocated corporate operating expenses." In addition, "Unallocated corporate operating expenses" for the pro forma quarterly and fiscal year 2015 results exclude transaction costs related to the HD Vest acquisition and CEO separation-related costs.

(4)	Includes stock-based compensation for Blucora share-based award grants to HD Vest employees and amortization of the definite-lived intangible assets identified in the HD Vest acquisition.

(5)
Excludes interest expense and amortization of debt-related costs associated with the TaxAct 2013 credit facility and HD Vest's previous debt facility, both of which were paid off at the acquisition date, and includes similar expenses associated with the TaxAct - HD Vest 2015 credit facility that was used to finance the acquisition.

(6)
1Q16 gain on debt extinguishment and modification expense related to the repurchase of a portion of the Convertible Senior Notes below par value, offset by a loss on debt extinguishment and modification expense related to the prepayment of a portion of the TaxAct - HD Vest 2015 credit facility, which resulted in the write-down of a portion of the unamortized discount and debt issuance costs. 2Q16 loss on debt extinguishment and modification expense related to the prepayment of a portion of the TaxAct - HD Vest 2015 credit facility.

(7)
Pro forma excludes historical tax expense and includes tax expense using an effective tax rate of 38.5% with anticipated cash taxes of $2.2 million per year, given expected net operating loss utilization.

(8)
Amounts represent the non-cash portion of income taxes from continuing operations. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these deferred tax assets will expire, if unutilized, between 2020 and 2024.

(9)
GAAP income/loss from continuing operations excludes the impact of noncontrolling interests associated with HD Vest management rollover equity ownership of 4.48%. The impact of noncontrolling interests is recorded separately and after GAAP income/loss from continuing operations.

(10)
On October 14, 2015, Blucora announced plans to divest of the Search and Content and E-Commerce businesses. Accordingly, our financial condition, results of operations, and cash flows reflect the Search and Content and E-Commerce businesses as discontinued operations for all periods presented.

(11)	Calculation in FY 2014 used 42,946,000 diluted shares due to non-GAAP net income.

(12)	Calculation in FY 2015 used 41,861,000 diluted shares due to non-GAAP net income.

Blucora Reconciliation of Non-GAAP Financial Measures (1) (2)

	2014	2015					2016
(in thousands except per share amounts, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
	pro forma	pro forma	pro forma	pro forma	pro forma	pro forma	as reported	as reported
Adjusted EBITDA
Operating income (loss) (3)	$17,472	$34,198	$11,238	$(10,277)	$(11,983)	$23,176	$39,446	$22,354
Stock-based compensation	13,591	2,889	3,289	3,379	4,034	13,591	4,229	3,023
Depreciation and amortization of acquired intangible assets	44,712	11,329	11,318	11,411	11,406	45,464	10,105	9,492
Acquisition-related costs	—	—	—	—	—	—	—	391
Adjusted EBITDA (4)	$75,775	$48,416	$25,845	$4,513	$3,457	$82,231	$53,780	$35,260
Non-GAAP Net Income (Loss)
Net income (loss) attributable to Blucora, Inc. (3)	$(45,501)	$18,415	$2,325	$(11,261)	$(48,363)	$(38,884)	$22,667	$(14,445)
Discontinued operations, net of income taxes	30,003	(3,685)	(1,840)	(1,597)	34,470	27,348	(2,522)	19,975
Stock-based compensation	13,591	2,889	3,289	3,379	4,034	13,591	4,229	3,023
Amortization of acquired intangible assets	40,740	10,185	10,185	10,243	10,238	40,851	8,983	8,365
Accretion of debt discount on Convertible Senior Notes	3,594	940	958	975	993	3,866	963	885
Accelerated accretion of debt discount on Convertible Senior Notes	—	—	—	—	—	—	1,628	—
Gain on Convertible Senior Notes repurchased	—	—	—	—	—	—	(7,724)	—
Acquisition-related costs	—	—	—	—	—	—	—	391
Impact of noncontrolling interests	—	—	—	—	—	—	144	115
Cash tax impact of adjustments to GAAP net income	(400)	(100)	(100)	(100)	(100)	(400)	339	(78)
Non-cash income tax (benefit) expense	(11,902)	8,671	(245)	(8,600)	(9,248)	(9,422)	10,579	5,193
Non-GAAP net income (loss) (4)	$30,125	$37,315	$14,572	$(6,961)	$(7,976)	$36,950	$39,286	$23,424

Non-GAAP net income (loss) per share	$0.70	$0.89	$0.35	$(0.17)	$(0.19)	$0.88	$0.94	$0.55
Diluted shares	42,946	41,899	41,936	40,950	40,979	41,861	41,610	42,298

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2)
For definitions of these non-GAAP financial measures and their relationship to our GAAP financial statements, please see Note 1 to our Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures in exhibit 99.1 to the July 28, 2016 Current Report on Form 8-K.

(3)	As presented in the Blucora Consolidated Financial Results (unaudited) on page 2.

(4)
We define Adjusted EBITDA and Non-GAAP Net Income (Loss) differently than we have defined it in the past, due to the impact of noncontrolling interests from the HD Vest acquisition that we began recognizing in 1Q16, the discontinued operations treatment of our Search and Content and E-Commerce businesses as determined in 4Q15, separation-related costs in connection with the departure of our chief executive officer as announced in 4Q15, and acquisition-related costs in connection with the HD Vest and SimpleTax acquisitions that we would not have otherwise incurred as part of our business operations. Acquisition-related costs include professional fees and other direct transaction costs and changes in the fair value of contingent consideration liabilities related to acquired companies. The HD Vest acquisition closed in 4Q15 and resulted in significant transaction costs. The SimpleTax acquisition included contingent consideration, for which the fair value of that liability was revalued in 2Q16. Effective with 1Q16, we also define Non-GAAP Net Income (Loss) to exclude the gain on Convertible Senior Notes repurchased, which we repurchased below par value, and the related accelerated accretion of debt discount in 1Q16.

Blucora Net Leverage Ratio

	2015		2016
(in thousands except ratio, rounding differences may exist)	FY 12/31		1Q		2Q
CASH:
Cash and cash equivalents	$55,473		$67,955		$74,273
Available-for-sale investments	11,301		11,642		7,821
	$66,774		$79,597		$82,094
DEBT:
Convertible Senior Notes	$201,250		$172,859		$172,859
TaxAct - HD Vest 2015 credit facility	400,000		360,000		340,000
Note payable, related party	6,400		6,400		6,400
	$607,650		$539,259		$519,259

NET DEBT FROM CONTINUING OPERATIONS	$(540,876)		$(459,662)		$(437,165)

OTHER:
Add: Escrow receivable (1)	$20,000		$—		$—

TOTAL NET DEBT FROM CONTINUING OPERATIONS	$(520,876)		$(459,662)		$(437,165)

Last twelve months (pro forma): (2)
SEGMENT INCOME:
Wealth Management	$42,997		$45,256		$44,563
Tax Preparation	56,984		60,412		70,318
	99,981		105,668		114,881
Unallocated corporate operating expenses	(17,750)		(18,073)		(17,871)

ADJUSTED EBITDA	$82,231		$87,595		$97,010

LEVERAGE RATIO	6.3	x	5.2	x	4.5	x

(1)
Amount represents consideration funded to escrow that was contingent upon HD Vest's 2015 earnings performance. The contingent consideration was not achieved; therefore, the amount was returned to the Company from escrow in 1Q 2016.

(2)
The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

Blucora Reconciliation of Operating Free Cash Flow from Continuing Operations (1)

	2016
(in thousands, rounding differences may exist)	1Q	2Q
Net cash provided by operating activities from continuing operations	$51,727	$13,761
Excess tax benefits from stock-based award activity (2)	16,865	10,065
Purchases of property and equipment	(677)	(851)
Operating free cash flow from continuing operations	$67,915	$22,975

(1)
We define operating free cash flow from continuing operations as net cash provided by operating activities from continuing operations plus the excess tax benefits from stock-based award activity and less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the continuing businesses, after the purchases of property and equipment, that can then be used for, among other things, strategic acquisitions and investments in the businesses, stock repurchases, and funding ongoing operations.

(2)	The significant majority of excess tax benefits from stock-based award activity represents the utilization of equity net operating loss carryforwards from prior years.

Blucora Operating Metrics - Wealth Management

	2014	2015					2016
(in thousands except %s, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
	pro forma	pro forma	pro forma	pro forma	pro forma	pro forma	as reported	as reported
Segment revenue	$304,854	$76,795	$80,834	$79,977	$82,133	$319,739	$77,291	$76,117
Segment net revenue (1)	$96,735	$23,798	$25,587	$24,752	$25,612	$99,749	$25,022	$25,094
Segment income (2)	$40,314	$8,647	$10,617	$11,488	$12,245	$42,997	$10,906	$9,924
Segment income % of revenue	13%	11%	13%	14%	15%	13%	14%	13%
Segment income % of net revenue	42%	36%	41%	46%	48%	43%	44%	40%

(in thousands except %s, rounding differences may exist)			2014	2015					2016
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
			pro forma	pro forma	pro forma	pro forma	pro forma	pro forma	as reported	as reported
Advisor-driven	Commission	- Transactions - Asset levels	$152,344	$37,475	$39,143	$38,835	$41,490	$156,943	$36,856	$35,252
	Advisory	- Advisory asset levels	120,185	31,734	32,799	33,327	31,573	129,433	31,532	31,522
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	18,659	4,590	5,016	4,580	4,685	18,871	5,818	5,395
	Transaction and fee	- Account activity - Number of clients - Number of advisors - Number of accounts	13,666	2,996	3,876	3,235	4,385	14,492	3,085	3,948
	Total revenue		$304,854	$76,795	$80,834	$79,977	$82,133	$319,739	$77,291	$76,117
	Total recurring revenue (3)		$236,100	$60,540	$63,409	$62,373	$61,671	$247,993	$60,069	$61,160
	Recurring revenue rate (3)		77.4%	78.8%	78.4%	78.0%	75.1%	77.6%	77.7%	80.3%

	2014	2015					2016
(in thousands except %s and as otherwise indicated, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
	pro forma	pro forma	pro forma	pro forma	pro forma	pro forma	as reported	as reported
Total Assets Under Administration ("AUA")	$37,132,757	$37,791,025	$37,839,908	$35,625,032	$36,573,766	$36,573,766	$36,505,384	$37,233,522
Advisory Assets Under Management ("AUM")	$9,552,876	$9,860,064	$9,899,542	$9,396,557	$9,692,244	$9,692,244	$9,592,025	$9,814,232
% of total AUA	25.7%	26.1%	26.2%	26.4%	26.5%	26.5%	26.3%	26.4%
Number of advisors (in ones)	4,515	4,564	4,579	4,625	4,600	4,600	4,584	4,561

(1)	Amount represents segment revenue less advisor commission payout.

(2)	Excludes expenses associated with non-recurring projects.

(3)	Recurring revenue consists of trailing commissions, advisory fees, fees from cash sweep programs, and certain transaction and fee revenue.

Blucora Operating Metrics - Tax Preparation

(in thousands except %s, rounding differences may exist)	U.S. tax seasons ended			Six months ended June 30,
Consumers	April 19, 2016	April 16, 2015	% change	2016	2015	% change
Online e-files	4,613	5,058	(9)%	4,690	5,158	(9)%
Desktop e-files	234	261	(10)%	238	266	(11)%
Sub-total e-files	4,847	5,319	(9)%	4,928	5,424	(9)%
Free File Alliance e-files (1)	158	172	(8)%	163	177	(8)%
Total e-files	5,005	5,491	(9)%	5,091	5,601	(9)%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	U.S. tax seasons ended			Six months ended June 30,
Preparers	April 19, 2016	April 16, 2015	% change	2016	2015	% change
E-files	1,630	1,475	10%	1,690	1,532	10%
Units sold (in ones)	20,114	19,284	4%	20,142	19,334	4%
E-files per unit sold (in ones)	81.0	76.5	6%	83.9	79.2	6%

(1)	Free File Alliance e-files are provided as part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines.